LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON PARTNERS EQUITY INCOME BUILDER FUND

Supplement Dated July 23, 2009

to Prospectus and Statement of Additional Information

Dated February 28, 2009, as supplemented

The following information supersedes certain information in the fund’s Prospectus and Statement of Additional Information.

Effective immediately, Class IS shares of the fund are closed to all purchases and incoming exchanges.

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